GABELLI GOLD FUND, INC.

SEMI-ANNUAL REPORT - JUNE 30, 1997


                                                                       [PICTURE]

                                                                    CAESAR BRYAN



TO OUR SHAREHOLDERS:

      The second quarter of 1997 has been extremely disappointing for gold equity investors. A number of factors contributed to this poor performance. First and most important, the gold price experienced slow but persistent price erosion from $351 per ounce at the end of March to $334 per ounce at the end of June. Secondly, the confidence of gold equity investors has been badly shaken by a number of fraudulent discoveries, the largest of which concerned Bre-X.

      For the second quarter ended June 30, 1997, the Gabelli Gold Fund's net asset value declined 17.2%. The Lipper Analytical Services Gold Fund Index, XAU Index of large North American gold companies, and Johannesburg Index of South African gold companies declined by 12.2%, 8.2% and 20.3%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is down 20.5% year-to-date. The Lipper Gold Fund Index, XAU Index and Johannesburg Index declined 19.2%, 18.1% and 33.9%, respectively, over the same six month period. Since inception on July 11, 1994 through June 30, 1997, the Fund has a total return of -2.1%, which equates to an average annual return of -0.7%.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.



INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                    QUARTER
                                                  ------------------------------------------
                                                    1ST         2ND         3RD          4TH         YEAR
  1997:   Net Asset Value                         $11.83       $9.79        --           --           --
          Total Return                             (4.0)%     (17.2)%       --           --           --
--------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $14.00      $13.40      $13.46      $12.32        $12.32
          Total Return                             22.7%       (4.3)%       0.4%       (8.5)%         8.0%
--------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                         $11.00      $11.96      $12.27      $11.41        $11.41
          Total Return                             (0.6)%       8.7%        2.6%       (7.0)%         3.1%
--------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                            --          --       $12.37      $11.07        $11.07
          Total Return                               --          --        23.7%(b)   (10.5)%        10.7%(b)
--------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS - JUNE 30, 1997 (A)
------------------------------------------
1 Year ...........................  (20.5)%
Life of Fund(b) ..................   (0.7)%

(a) Total returns and average annual returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on July 11, 1994.
NOTE: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
--------------------------------------------------------------------------------

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, so we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

         [THE FOLLOWING TABLE REPRESENTS A TABLE IN THE PRINTED PIECE]

                         NORTH AMERICA .........  64.0%
                         SOUTH AFRICA ..........  22.0%
                         AUSTRALIA .............  9.0%
                         OTHER .................  5.0%


THE PORTFOLIO

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      Over the past few years, the gold market has been subjected to a constant stream of news stories highlighting either central bank gold sales or rumors of central bank sales. This kept investors away from gold as an asset class and encouraged mining companies to sell their future production forward in order to lock in the higher price available through the contango. Recently, speculators have been selling large amounts of borrowed gold in the expectation of being able to buy it back at a lower price.

      Many central banks have questioned the need to own gold as a reserve asset largely because gold produces no income. Central banks have monitored their gold reserves in two ways, either by anticipated sales such as those undertaken by the Australian, Belgian and Dutch central banks or by lending the gold to banks for a fee called the gold lease rate. However, as inflation declines and interest rates fall, the income loss is reduced. As it turns out, the major reserve currency, the dollar, has relatively high short-term interest rates (5.1%) compared to either Germany (3.0%) or Japan (0.7%).

      Over the past month or so, there have been some signs that official hostility towards gold has eased. First, the Bundesbank did not agree to the German government's proposal that Germany's gold reserves be revalued. Secondly, a senior official at the Bank of France said European central banks now feel there is no longer an advantage in selling more gold.

      Lastly,  the  Japanese  Prime  Minister,  in response to a question  about
Japan's foreign exchange reserves, said that exchange rate instability might encourage Japan to sell some of her holdings of U.S. Treasury securities and buy gold. Japan and other Far Eastern countries have a very low percentage of their reserves in gold. Although these actions and comments appear positive, the gold price continues to decline.

      We believe that speculators, acting on the bark of fear of more central bank sales, have been actively selling borrowed gold. Indeed, it is probably this type of activity that caused the sharp fall in the gold price at the end of the quarter. In the face of continued very strong demand for gold from fabricators, we believe these short sellers will need to add to their positions to keep the gold price depressed.

      Gold equities have been hit by both a poor gold price and the aftermath of the Bre-X fraud. Not content with just one massive fraud, the gold equity market was then hit by two others in short order. Although the Gabelli Gold Fund did not own any of these companies, the fall out has been severe, not only for exploration stocks but also for the mid-sized producers that the Fund owns. In the current gold environment, South African gold producers with higher costs have been very poor performers.

      A number of factors give cause for optimism. The gold price is now approaching the low established in 1993, which preceded a rally to $400 per ounce. Sentiment is at record lows with MARKET VANE'S bullish consensus at 21%, well below the reading of 36% when gold bottomed in early 1993.

      Gold stocks are cheap relative to their history. North American gold stocks, represented by the XAU Index, are trading on a market capitalization per ounce of annual production at a level last reached in early 1993, which preceded the rally in gold shares.

      The portfolio contains a number of mid-sized producers that have interesting development projects and current production to provide cash flow. The Fund's South African stocks provide the portfolio with considerable leverage in a gold price rally. Finally, about twelve percent of the portfolio is invested in platinum producing stocks. These continue to benefit from the run up in the platinum and palladium price resulting from the supply shortage.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

STILLWATER MINING LTD. (PGMS - $21.4375 - NASDAQ) is the only U.S. producer of platinum and palladium, which are rare precious metals used in many industrial applications and the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electric components for personal computers and cellular telephones. Historically, platinum has traded at a premium to the gold price. The company's reserves of platinum and palladium at year end 1996 totaled 21.6 million ounces, which is roughly equivalent to 12 million ounces of gold. In addition, Stillwater announced a total mineral inventory of 25.4 million ounces, equivalent to 14 million ounces of gold. On a market capitalization to reserves basis, this makes Stillwater very cheap relative to North American gold companies. New management is concentrating on improving profitability and expanding the operation. Stillwater went public at the end of 1994 and raised the necessary funds to finance its mine expansion.

GOLDCORP INC. (GA.TO - $7.20 - TORONTO STOCK EXCHANGE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major production camp in Canada. Recent exploration drilling revealed previously unknown high grade ore zones, which will add significantly to the mine's reserves. These new discoveries will necessitate capital expenditures, which the company will easily be able to finance from its current cash position of $50 million. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

BEMA GOLD CORPORATION (7.50% SUB. DEB. CV. 2/28/00) is a Canada-based junior growth gold mining company active in South America. In 1996, the company entered the ranks of producing companies when its 50% owned Refugo Mine in Chile started operations. This mine is expected to produce over 230,000 ounces per year. Cash flow from this mine and a small operation in Venezuela will be used to carry out an aggressive drilling program on a number of properties, of which the most exciting is the Cerro Casale gold-copper porphyry deposit.

RANDGOLD AND EXPLORATION COMPANY LTD. (RNGJN.J - $4.41 - JOHANNESBURG STOCK EXCHANGE) owns stocks in a number of mines in South Africa, including Harmony Gold Mines and Durban Roodepoort Mines, as well as exploration assets and gold mines in the rest of Africa through a subsidiary called Randgold Resources. New management joined the company in 1994 and has undertaken a comprehensive review of the company's activities and structure. This resulted in a change in the relationship between Randgold and its operating mines through reducing head office staff and instituting productivity enhancing reforms that include buying neighboring mines. Randgold Resources recently purchased an operating gold mine from B.H.P., the large Australian metals company, and we expect Randgold Resources will attempt to list its shares during 1997. Randgold offers investors sensitivity to higher gold prices through its producing mines and to reserve growth through Randgold Resources. Randgold Resources has a number of promising exploration properties outside South Africa, the value of which we believe has not been fully recognized by the market.

NEWMONT MINING CORPORATION (NEM - $39.00 - NYSE) is one of the premier gold mining growth companies in North America. Until recently, the company's operations were limited to the Carlin Trend in Nevada, which produced 1.7 million ounces of gold in 1996. However, the company is now beginning to benefit from exploration expenditures outside the United States. In 1996, Newmont began gold production at Minahasa in Indonesia, adding to its existing overseas operations at Yanacocha in Peru and Zarafsham in Uzbekistan. In March 1997, Santa Fe Gold accepted Newmont's merger offer. The combined company will have 55 million ounces of reserves and gold production of 4 million ounces by 1998. The merged company will have an excellent land position in Nevada for further exploration and the potential to cut costs at existing operations.

EURO-NEVADA MINING CORPORATION (EN.TO - $30.77 - TORONTO STOCK EXCHANGE) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project, which will be one of the lowest cost gold mines in the world when it comes into production.

CIA DE MINAS BUENAVENTURA SA (BLE.LM - $9.32 - LIMA STOCK EXCHANGE) is one of Peru's leading mining companies. Its major asset is a 43% stake in Yanacocha, which is one of the most profitable gold operations in the world and South
America's largest gold mine. The operator is Newmont Mining and the mine produced over 800,000 ounces at a cash cost of $107 per ounce in 1996. After mine depletion, 1.2 million ounces of gold were added to reserves during 1996. Newmont Mining, in its 1996 annual report, describes Yanacocha as "a gold producer's dream." The company has interests in a number of other gold and silver mines in Peru, as well as promising exploration properties. Buenaventura's exploration joint venture partners include Barrick Resources, Echo Bay and Cyprus Amex.

IAM (INTERNATIONAL AFRICAN MINING) GOLD (IMG.TO - $3.91 - TORONTO STOCK EXCHANGE) is involved in the exploration and development of gold properties primarily in West Africa. The company sought out interesting properties before West Africa became popular among junior exploration companies. The company's main asset is their 38% ownership of the Sadiola gold mine in Mali. The mine recently began production at an annual rate of about 400,000 ounces and a very low cash cost of less than $150 per ounce. IAM Gold's partner in this mine is Anglo American. The company also has a joint venture with Ashanti Goldfields to explore for gold in Ghana, Guinea, Niger and Senegal. More recently, IAM Gold turned its attention to South America and obtained exploration concessions in Ecuador.

FRANCO-NEVADA MINING CORPORATION (FN.TO - $50.14 - TORONTO STOCK EXCHANGE) is a Canadian company which invests in gold and other natural resource royalty properties. Its major assets are the royalties attached to the Goldstrike Mine operated by Barrick Gold in the Carlin Trend of Nevada. The company's other main gold interest is a joint venture with Euro-Nevada at Midas, also in Nevada, where exploration drilling is taking place. Recently, Franco-Nevada acquired a 5% net profit royalty on the Pandora platinum property owned by Rustenburg Platinum in South Africa, which is estimated to contain 31 million ounces of platinum group metal reserves. The company has a very strong balance sheet with working capital of over $140 million and no debt.

TVX GOLD, INC. (TVX - $5.29 - NYSE) is a mid-sized gold producer with four operating mines. Its largest mine is La Coipa in Chile, a joint venture with Placer Dome Inc., one of the world's largest gold producers. The other mines are located in Brazil and Canada. The company has been very actively pursuing a growth strategy, which includes acquisitions and exploration. The single most exciting project within the company is at Kassandra in Greece. This property was sold to TVX by the Government of Greece and mining has been conducted there for centuries. However, TVX discovered further resources and Kassandra will become a significant producer of gold for the company. Another of TVX's development properties, Mussellwhite, will begin operations this spring. We believe TVX is one of the cheapest mid-capitalization gold stocks on a reserve basis in North America.

MINIMUM INITIAL  INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN  CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GOLDX. Please call us during the business day for further information.

      As always, we thank you for your confidence in our investment abilities and will work hard to preserve and enhance the assets you have entrusted to us.

                                                 Sincerely,

                                                 /s/CAESAR BRYAN
                                                 ---------------
                                                 CAESAR BRYAN
                                                 President and Portfolio Manager

August 1, 1997


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1997 (UNAUDITED)
================================================================================

                                                  MARKET
 SHARES                                            VALUE
 ------                                            -----
           COMMON STOCKS -- 94.58%
           METALS AND MINING -- 94.58%
           AUSTRALIA -- 8.93%
  21,658   AGSM...............................    $ 2,166
 230,000   Emperor Mines Ltd.+................    320,826
  60,000   Kimberley Diamond Co. NL+..........     38,454
 250,000   Menzies Gold NL+...................     75,400
  60,000   Plutonic Resources Ltd.............    187,294
  80,000   Ranger Minerals NL+................    244,296
 140,000   Resolute Samantha Ltd..............    249,122
                                               ----------
                                                1,117,558
                                               ----------
           IRELAND -- 1.91%
 347,271   Glencar Explorations plc+..........    239,019
                                               ----------
           NORTH AMERICA -- 59.23%
  44,257   Avgold Ltd.+.......................     43,279
  17,000   Casmyn Corp.+......................    129,625
  38,500   Dayton Mining Corporation+.........    133,816
  17,600   Euro-Nevada Mining Corporation.....    541,637
   9,500   Franco-Nevada Mining Corporation+..    476,376
  10,000   Getchell Gold Corp.................    352,500
  89,600   GoldCorp Inc., Cl. A...............    645,561
  30,000   Golden Star Resources Ltd..........    247,647
   5,000   Golden Star Resources Ltd. ADR+....     40,625
  25,000   Greenstone Resources Ltd.+.........    219,044
  94,200   Guyanor Resources SA, Cl. B+.......    266,025
 130,000   IAM Gold+..........................    508,327
  13,000   Lazare Kaplan International, Inc.+.    217,750
  70,000   Meridian Gold Inc.+................    190,080
  45,000   Miramar Mining Corporation+........    162,925
  15,000   Newmont Mining Corporation.........    585,000
  31,000   North American Palladium Ltd.+.....    124,000
  16,200   Pioneer Group, Inc.................    372,600
  21,300   Placer Dome Inc....................    348,788
  50,000   Prime Resources Group..............    362,056
  44,250   Stillwater Mining Ltd.+............    948,610
  90,000   TVX Gold, Inc.+....................    475,742
 379,500   Venoro Gold Corp., Cl. A+..........     20,610
                                               ----------
                                                7,412,623
                                               ----------
           PERU -- 4.12%
  55,301   Cia De Minas Buenaventura SA, Cl. C    515,447
                                               ----------
           SOUTH AFRICA -- 20.39%
 167,900   Blyvoorvitzicht Gold Mining Ltd.+..     92,558
  30,000   Blyvoorvitzicht Gold Mining Ltd.,
             Unsponsored ADR+.................     46,875
 100,000   Deelkraal Gold+....................     70,562
 130,000   Deelkraal Gold  ADR+...............     91,715
  27,500   Durban Roodepoort Deep, Ltd.+......    104,603
  34,000   Harmony Gold Mining Ltd. ADR+......    155,547
  25,000   Impala Platinum Holdings, Ltd. ADR.    279,735
 128,355   Kalahari Goldridge Mining Company,
             Ltd.+ ...........................     66,796
 367,750   Northam Platinum Limited+..........    186,510
  31,195   Randfontein Estates Gold Mining
             Company Ltd. ADR.................     65,338
 143,547   Randgold and Exploration
             Company Ltd.+ ...................    633,063
  20,161   Randgold Resources Ltd.+(a)........    514,361
  36,700   Saint Helena Gold Mines Ltd........    155,975
  50,000   West Rand Consolidated Mines Ltd...     88,203
                                               ----------
                                                2,551,841
                                               ----------
           TOTAL COMMON STOCKS ............... 11,836,488
                                               ----------
           PREFERRED STOCKS -- 0.39%
           SOUTH AFRICA -- 0.39%
  11,000   Durban Roodepoort Deep, Ltd. Pfd...     48,269
                                               ----------
           TOTAL PREFERRED STOCKS ............     48,269
                                               ----------
           OPTIONS -- 0.35%
           SOUTH AFRICA -- 0.35%
  36,000   Durban Roodepoort Deep, Ltd........     43,651
                                               ----------
           TOTAL OPTIONS  ....................     43,651
                                               ----------
           WARRANTS -- 0.09%
           AUSTRALIA -- 0.05%
 180,500   Lone Star Exploration Exp. 07/31/97      6,124
                                               ----------
           NORTH AMERICA -- 0.00%
   4,000   Valerie Gold Resources Ltd.
             Special Warrants ................          0
                                               ----------
           SOUTH AFRICA -- 0.04%
  21,900   Blyvoorvitzicht Gold Mining Ltd.
             Exp. 01/01/01 ...................      4,394
  19,750   Northam Platinum Limited
             Exp. 12/31/97 ...................        523
                                               ----------
                                                    4,917
                                               ----------
           TOTAL WARRANTS ....................     11,041
                                               ----------

PRINCIPAL
 AMOUNT
 ------

           CONVERTIBLE CORPORATE BONDS -- 5.40%
           NORTH AMERICA -- 5.40%
$200,000   Bema Gold Corporation Sub. Deb. Cv.
             7.50%, 02/28/00..................    612,317
 100,000   William Resources Ltd. Sub. Deb. Cv.
             1.00%, 01/23/02..................     63,722
                                               ----------
                                                  676,039
                                               ----------

           TOTAL CONVERTIBLE CORPORATE BONDS      676,039
                                               ----------
           TOTAL INVESTMENTS -- 100.81%
           (Cost -- $12,867,131).............. 12,615,488

           LIABILITIES, IN EXCESS OF
             OTHER ASSETS--(0.81%)               (101,637)
                                               ----------
           NET ASSETS -- 100.00% ..............$12,513,851
                                               ===========
             (1,278,061 shares outstanding)
           NET ASSET VALUE AND REDEMPTION
             PRICE PER SHARE ..................     $9.79
                                                    =====


----------
(a)--Security exempt from registration under Rule 144A of the Securities
     Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, Rule 144A securities amounted to $514,361 or 4.11% of net assets.
 + --Non-income producing security
ADR--American Depositary Receipt For Federal income tax purposes:

                       Aggregate cost ...............   $12,867,131
                                                        ===========
        Gross unrealized appreciation ...............   $ 3,214,668
        Gross unrealized depreciation ...............    (3,466,311)
                                                        -----------
          Net unrealized depreciation ...............   $  (251,643)
                                                        ===========

    The accompanying notes are an integral part of the financial statements.

                            GABELLI GOLD FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
================================================================================

ASSETS:
  Investments in securities, at value
    (Cost $12,867,131) ..................  $12,615,488
  Cash ..................................       13,563
  Receivable for investments sold .......      681,456
  Receivable for Fund shares sold .......       42,825
  Dividends and interest receivable .....       31,124
  Deferred organizational expenses ......       37,558
                                           -----------
    TOTAL ASSETS                            13,422,014
                                           -----------
LIABILITIES:
  Payable to Advisor ....................       11,620
  Payable to Custodian ..................      792,013
  Payable for Fund shares redeemed ......      101,935
  Other accrued expenses ................        2,595
                                           -----------
    TOTAL LIABILITIES                          908,163
                                           -----------
    NET ASSETS (applicable to 1,278,061
      shares outstanding) ...............  $12,513,851
                                           ===========
    NET ASSET VALUE AND REDEMPTION
      PRICE PER SHARE ...................  $      9.79
                                           ===========
NET ASSETS CONSIST OF:
  Capital Stock, at par value ...........  $     1,278
  Additional paid-in capital ............   13,968,821
  Accumulated net investment loss .......     (152,413)
  Accumulated net realized loss on
    investments and foreign currency
    transactions ........................   (1,051,586)
  Net unrealized depreciation
    on investments and assets and
    liabilities denominated in foreign
    currencies ..........................     (252,249)
                                           -----------
    NET ASSETS                             $12,513,851
                                           ===========


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
================================================================================
INCOME:
  Dividends (net of foreign taxes
    of $2,561) ..........................  $    20,882
  Interest ..............................       23,232
                                           -----------
     Total Investment Income                    44,114
                                           -----------
EXPENSES:
  Investment advisory fees ..............       81,486
  Distribution expenses .................       20,399
  Transfer and shareholder servicing agent      20,883
  Legal and audit fees ..................       16,853
  Registration fees .....................       12,138
  Interest ..............................       10,955
  Amortization of organization expenses .        9,045
  Printing and mailing ..................        7,486
  Custodian fees and expenses ...........        6,555
  Directors' fees and expenses ..........        6,000
  Miscellaneous                                  4,727
                                           -----------
    Total Expenses ......................      196,527
                                           -----------
  NET INVESTMENT LOSS ...................     (152,413)
                                           -----------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:

  Net realized loss on investments ......     (357,326)
  Net realized loss on foreign currency
    transactions ........................       (2,608)
                                           -----------
  Net realized loss .....................     (359,934)
  Net change in unrealized depreciation .   (2,780,355)
                                           -----------
    Net loss on investments .............   (3,140,289)
                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ............................  $(3,292,702)
                                           ===========

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1997                  YEAR ENDED
                                                                        (UNAUDITED)                DECEMBER 31, 1996
                                                                     ----------------              ----------------
INCREASE (DECREASE) IN NET ASSETS:
  Net investment loss.............................................      $ (152,413)                   $  (291,200)
  Net realized loss on investments and foreign currency transactions      (359,934)                      (382,767)
  Net change in unrealized appreciation (depreciation)............      (2,780,355)                     1,837,504
                                                                       -----------                    -----------
    Net increase (decrease) in net assets resulting from operations     (3,292,702)                     1,163,537
  Share transactions-- net........................................      (1,156,740)                     1,289,561
                                                                       -----------                    -----------
    Net increase (decrease) in net assets.........................      (4,449,442)                     2,453,098
NET ASSETS:
  Beginning of period.............................................      16,963,293                     14,510,195
                                                                       -----------                    -----------
  End of period (including net investment loss of $(152,413) for
    June 30, 1997)................................................     $12,513,851                    $16,963,293
                                                                       ===========                    ===========


    The accompanying notes are an integral part of the financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES. The primary investment objective of the Gabelli Gold Fund, Inc. (the "Fund") is long-term capital appreciation. The Fund is a no-load, open-end, diversified management investment company incorporated in Maryland on May 13, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

(i)      market   value   of   investment   securities   and  other  assets  and
         liabilities  are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Advisor. Forward foreign currency contracts are valued at the forward rate and are marked-to- market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

At June 30, 1997, the Fund had short positions in the following forward foreign currency contracts.

                                      Settlement                     Unrealized
Amount/Foreign Currency                  Date          Value         Gain/(Loss)
-----------------------                ---------      -------         ---------
 61,761  Sell Canadian Dollar          07/03/97       $ 44,722         ($289)
393,434  Sell Peruvian Sol             07/03/97        148,466          (168)
226,349  Sell South African Rand       07/02/97         49,912           171
                                                      --------         -----
                                                      $243,100         ($286)
                                                      ========         =====

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date, with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

For the year ended December 31, 1996, the Fund reclassified $291,200 from accumulated investment loss to paid-in-capital. Net assets were not affected by this change.

The Fund has a net capital loss carryforward for Federal income tax purposes of $805,822 from prior years. This loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; and $491,124 is available through 2004.

2. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Advisor which provides that the Fund will pay the Advisor a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Advisor provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the six months ended June 30, 1997.

3. ORGANIZATION EXPENSES. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

4. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Advisor, is authorized to conduct activities that are primarily intended to result in the sale and distribution of shares of the Fund. The Fund pays Gabelli & Company as distribution payments under this plan, an aggregate amount at a rate of 0.25 percent per year of the average daily net assets of the Fund. Such payments are accrued daily and paid monthly. For the six months ended June 30, 1997, the Fund incurred distribution costs of $20,399, or 0.25% of average net assets.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1997, other than U.S. government obligations and short-term securities, aggregated $587,550 and $1,900,148, respectively.

6. BANK LOAN. The Fund has access to an unsecured line of credit from the Custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. The amount outstanding as of June 30, 1997 was $780,000, bearing interest at 7.00%. No compensating balances are required.

The average daily amount of borrowings outstanding during the six months ended June 30, 1997 was $663,077, with a related weighted average interest rate of 6.37%. The maximum amount borrowed at any time during the six months ended June 30, 1997 was $1,520,000.

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of common stock were as follows:

                          Six Months Ended                   Year Ended
                            June 30, 1997                 December 31, 1996
                       ----------------------           ---------------------
                      Shares          Amount           Shares         Amount
                      -------         -------          -------        -------
Shares sold ......   4,312,033      $51,397,884       5,950,581     $81,147,459
Shares redeemed ..  (4,410,480)     (52,554,624)     (5,846,234)    (79,857,898)
                    ----------      -----------      ----------     -----------
Net increase
  (decrease) .....     (98,447)    $ (1,156,740)        104,347     $ 1,289,561
                    ==========     ============      ==========     ===========

GABELLI GOLD FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

Selected data for a share of capital stock outstanding throughout each period:


                                                          Six Months                                    July 11, 1994
                                                             Ended                For the Year       (Commencement of
                                                         June 30, 1997         Ended December 31,    Operations) through
                                                          (Unaudited)         1996             1995   December 31, 1994
                                                         -------------        ----             ----   ------------------
OPERATING PERFORMANCE:
  Net asset value, beginning of period .................      $12.32          $11.41           $11.07        $10.00
                                                              ------          ------           ------        ------
  Net investment loss ..................................       (0.11)          (0.19)           (0.15)         0.00
  Net realized and unrealized gain/(loss) on
    investments ........................................       (2.42)           1.10             0.49          1.07
                                                              ------          ------           ------        ------
  Total from investment operations .....................       (2.53)           0.91             0.34          1.07
                                                              ------          ------           ------        ------

NET ASSET VALUE, END OF PERIOD .........................       $9.79          $12.32           $11.41        $11.07
                                                              ======          ======           ======        ======
  Total Return (a) .....................................     (20.5)%            8.0%             3.1%         10.7%
RATIO TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .............     $12,514         $16,963          $14,510       $17,634
  Ratio of operating expenses to average
    net assets .........................................       2.41%(b)        2.17%            2.25%         2.04%(b)
  Ratio of net investment loss to average
    net assets .........................................     (1.87)%(b)      (1.41)%          (1.12)%       (0.26)%(b)
  Portfolio turnover rate ..............................       3.72%          53.74%           37.94%        12.00%
  Average commission rate (c) ..........................     $0.0157         $0.0241              --            --

-------------
(a)  Total return is  calculated  assuming a purchase of shares on the first day and a sale on the last day of each period  reported.  Total  return for the period of less than one year is not annualized.
(b)  Annualized.
(c)  For the fiscal  years  beginning  on or after  September  1, 1995,  the SEC requires the Fund to disclose its average commission rate paid per share of security.

================================================================================
TOP TEN HOLDINGS
JUNE 30, 1997
-------------------------------------
Stillwater Mining Ltd.
GoldCorp Inc.
Randgold and Exploration Company Ltd.
Bema Gold Corporation
Newmont Mining Corporation
Euro-Nevada Mining Corporation
Cia de Minas Buenaventura SA
Randgold Resources Ltd.
IAM Gold
Franco-Nevada Mining Corporation
================================================================================

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                    by calling 1-800-GABELLI after 6:00 P.M.)

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND
CHIEF INVESTMENT OFFICER
GABELLI FUNDS, INC.

E. Val Cerutti
CHIEF EXECUTIVE OFFICER
CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

Werner J. Roeder, MD
DIRECTOR OF SURGERY
LAWRENCE HOSPITAL


Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.

Daniel E. Zucchi
PRESIDENT
DANIEL E. ZUCCHI ASSOCIATES


OFFICERS

Caesar Bryan
PRESIDENT AND
PORTFOLIO MANAGER

James E. McKee
SECRETARY

Bruce N. Alpert
VICE PRESIDENT
AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------



[PICTURE]


GABELLI
GOLD
FUND,
INC.




                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1997